LEVI STRAUSS & CO.

                                 FIRST AMENDMENT
            TO 1997 SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND
                                 LIMITED WAIVER


     This FIRST AMENDMENT TO 1997 SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED WAIVER (this "AMENDMENT") is dated as of July 31, 2000 and entered into by and among Levi Strauss & Co., a Delaware corporation ("COMPANY"); the financial institutions party hereto ("BANKS"); Bank of America, N.A. as Agent for Banks ("AGENT"); and Bank of America, N.A. as Collateral Agent for Banks ("COLLATERAL AGENT"), and is made with reference to that certain 1997 Second Amended and Restated Credit Agreement dated as of January 31, 2000 (the "CREDIT AGREEMENT"), by and among Company; Banks; the several financial institutions party thereto as Senior Managing Agents; the several financial institutions party thereto as Managing Agents; the several financial institutions party thereto as Co-Agents; Agent; and Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

     WHEREAS, Company and Banks desire to amend the Credit Agreement as set forth below; and

     WHEREAS, Company has requested Banks to waive certain provisions of the Credit Agreement as set forth below.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

     SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

     1.1      AMENDMENTS TO ARTICLE VI:  AFFIRMATIVE COVENANTS

     A. Section 6.1(a)(vii) of the Credit Agreement is hereby amended to read in its entirety as follows:

     "(A) As soon as practicable and in any event no later than 10 Business Days after the end of each fiscal month, or more frequently if requested by Agent, a report setting forth (w) the aggregate Termination Value of all Derivative/FX Contracts to which Company or FinServ is a party, (x) the aggregate Termination Value for each Derivative/FX Lender of all Lender
Derivative/FX Contracts to which such Derivative/FX Lender and Company or FinServ is a party, (y) all Derivative/FX Contracts to which Company or FinServ is a party, and (z) all other outstanding unsecured Indebtedness of Company or any of its Subsidiaries (including any letters of

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credit (other than Lender  Letters of Credit)  issued for the benefit of Company and its Subsidiaries) incurred in accordance with Section 7.1(r), and (B) promptly upon request, any other information concerning such Derivative/FX Contracts reasonably requested by Agent."

     B. Section 6.11(c) of the Credit Agreement is hereby amended by deleting the phrase "the date that is 60 days after the Closing Date" contained therein and substituting the phrase "August 31, 2000" therefor.

     1.2      AMENDMENTS TO ARTICLE VII:  NEGATIVE COVENANTS

     A. Section 7.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of Section 7.1(s) thereof, (ii) renumbering
Section 7.1(t) thereof as Section 7.1(u) and (iii) adding a new Section 7.1(t) thereto as follows:

              "Indebtedness   between   Company   and  any  of  its Subsidiaries
or between any of Company's Subsidiaries arising from purchases of inventory or raw materials in the ordinary course of business; and"

     B. Section 7.3(m) of the Credit Agreement is hereby amended to read in its entirety as follows:

              "Dispositions of accounts receivable to collection agencies or, in the case of accounts receivable of Foreign Subsidiaries, to collection agencies or other third parties, provided the aggregate face amount of all such accounts receivable does not exceed $2,000,000."

     SECTION 2.        WAIVERS

     2.1      WAIVER OF SECTION 6.1(A)(VII)

              The undersigned Banks, constituting Majority Banks under the Credit Agreement, hereby waive compliance with the provisions of Section 6.1(a)(vii) of the Credit Agreement to the extent, and only to the extent, that such provisions require Company to deliver the information described in Section 6.1(a)(vii) from the period commencing on the Closing Date to and including the date of this Amendment.

     2.2      WAIVER OF SECTION 6.11(A)(II)

              The undersigned Banks, constituting Majority Banks under the Credit Agreement, hereby waive compliance with the provisions of Section
6.11(a)(ii) of the Credit Agreement to the extent, and only to the extent, necessary to permit the sale of the Property located at 501 Conestoga Way, Henderson, NV to be consummated on or prior to August 31, 2000 without causing Company to be required to deliver the documents described in Section 6.11(a)(ii) promptly following the date that is 90 days after the Closing Date; PROVIDED that, if the sale of such Property is not consummated on or prior to August 31, 2000, Company shall deliver the documents described in Section 6.11(a)(ii) on or prior to September 30, 2000.

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

     2.3      WAIVER OF SECTION 6.11(A)(III)

              The undersigned Banks, constituting Majority Banks under the Credit Agreement, hereby waive compliance with the provisions of Section 6.11(a)(iii) of the Credit Agreement to the extent, and only to the extent, necessary to permit the sale of each of the Properties located at (i) 2101 Cypress Avenue, El Paso, TX, (ii) 1800 Stirman Avenue, Fayetteville, AR, (iii) 7950 U.S. Highway 25, Florence, KY and (iv) 1001 East Broadway, Morrilton, AR to be consummated on or prior to August 31, 2000 without causing Company to be required to deliver the documents described in Section 6.11(a)(iii) (a) promptly following the date that is 120 days after the Closing Date for any such Property with respect to which no contract of sale has been entered into prior to that date or (b) promptly following the date that is 60 days after the execution of any contract of sale for any such Property if the sale has not been consummated on or prior to that date; PROVIDED that, if the sale of any such Property is not consummated on or prior to August 31, 2000, Company shall deliver the documents described in Section 6.11(a)(iii) on or prior to September 30, 2000 with respect to such Property.

     2.4      LIMITATION OF WAIVER

              Without  limiting the  generality of the provisions of Section
10.1 of the Credit Agreement, the waiver set forth herein shall be limited precisely as written and relates solely to a waiver of compliance by Company with the provisions of Sections 6.1(a)(vii), 6.11(a)(ii) and 6.11(a)(iii) of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to (a) constitute a waiver of compliance by Company with respect to (i) Section 6.1(a)(vii), 6.11(a)(ii) or 6.11(a)(iii) of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or (b) prejudice any right or remedy that Agent, Collateral Agent or any Bank may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

     SECTION 3.        COMPANY'S REPRESENTATIONS AND WARRANTIES

              In order to induce Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Bank that the following statements are true, correct and complete:

     A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

     B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

     C. NO CONFLICT. The execution and delivery by Company of this Amend-ment and the performance by Company of the Amended Agreement do not and will not
(i) violate any of its Organization Documents or any order, judgment or decree of any court or other Governmental Authority binding on Company, (ii) conflict with, result in a breach of, constitute

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

a default under, or require the termination of, any Contractual Obligation of Company, except where such conflicts, breaches, defaults and terminations, in the aggregate, would not have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any of the properties or assets of Company (other than pursuant to the Collateral Documents) or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company except where the failure to obtain such approvals and consents would not, in the aggregate, have a Material Adverse Effect.

     D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority.

     E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability, whether enforcement is sought in a proceeding at law or in equity.

     SECTION 4.        MISCELLANEOUS

     A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     (i) On and after the date hereof, each reference in the Credit Agree-ment to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent, Collateral Agent or any Bank under, the Credit Agreement or any of the other Loan Documents.

     B. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     C. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Company and Majority Banks and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof, except for Section 2.1 hereof which shall become effective as of January 31, 2000, Section 2.2 hereof which shall become effective as of April 30, 2000 and Section 2.3 hereof which shall become effective as of May 30, 2000, each upon the happening of the same events.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                                    LEVI STRAUSS & CO.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    ABN AMRO BANK N.V.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    AIMCO CDO SERIES 2000-A


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    ARCHIMEDES FUNDING III LTD.


                                    By:___________________________
                                    Name:
                                    Title:



                                    ARCHIMEDES FUNDING LLC


                                    By:___________________________
                                    Name:
                                    Title:



                                    BANCA COMMERCIALE ITALIANA LOS ANGELES
                                    FOREIGN BRANCH


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    BANCA MONTE DEI PASCHI DI SIENA SPA


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    BANK OF AMERICA, N.A., as a Bank


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    THE BANK OF NOVA SCOTIA


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    BANK ONE, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    BANKERS TRUST COMPANY


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    BANQUE NATIONALE DE PARIS


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    CAPTIVA III FINANCE LTD.


                                    By:____________________________
                                    Name:
                                    Title:



                                    CAPTIVA IV FINANCE LTD.


                                    By:_____________________________
                                    Name:
                                    Title:



                                    CARIPLO - CASSA DI RISPARMIO DELLE PROVINCIE
                                    LOMBARDE SPA


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    CIBC INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    CITICORP U.S.A. INCORPORATED


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    COMMERZBANK AG
                                    NEW YORK AND GRAND CAYMAN BRANCHES


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    CYPRESS MANAGEMENT PARTNERSHIP


                                    By:_____________________________
                                    Name:
                                    Title:

                                    DEUTSCHE BANK AKTIENGESELLSCHAFT,
                                    NEW YORK BRANCH AND/OR CAYMAN ISLANDS
                                    BRANCH


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    FERNWOOD ASSOCIATES L.P.


                                    By:____________________________
                                    Name:
                                    Title:



                                    FIRST HAWAIIAN BANK


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    BANKBOSTON N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    FRANKLIN FLOATING RATE TRUST


                                    By:____________________________
                                    Name:
                                    Title:



                                    GALAXY CLO 1999-1, LTD.


                                    By:____________________________
                                    Name:
                                    Title:



                                    GOLDMAN SACHS & COMPANY


                                    By:___________________________
                                    Name:
                                    Title:



                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    INDOSUEZ CAPITAL FUNDING III LIMITED,
                                    BY INDOSUEZ CAPITAL AS PORTFOLIO ADVISOR


                                    By:_____________________________
                                    Name:
                                    Title:



                                    INDOSUEZ CAPITAL FUNDING IV L.P.,
                                    BY INDOSUEZ CAPITAL AS PORTFOLIO ADVISOR


                                    By:_____________________________
                                    Name:
                                    Title:



                                    INDOSUEZ CAPITAL FUNDING VI LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    MELLON BANK, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
                                    NEW YORK BRANCH


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    SALOMON BROTHERS HOLDING COMPANY INC.


                                    By:______________________________
                                    Name:
                                    Title:



                                    THE SANWA BANK, LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    SOCIETE GENERALE NEW YORK BRANCH


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    THE SUMITOMO BANK, LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    THE TOKAI BANK LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    UBS AG, STAMFORD BRANCH


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                    UNICREDITO ITALIANO S.P.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    WACHOVIA BANK N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    BANK OF AMERICA, N.A., as Agent


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    BANK OF AMERICA, N.A., as Collateral Agent


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

ACKNOWLEDGED:


BATTERY STREET ENTERPRISES, INC.

By:
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Title:
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LEVI STRAUSS FINANCIAL CENTER
CORPORATION

By:
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Title:
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LEVI STRAUSS FUNDING, LLC

By:
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Title:
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LEVI STRAUSS GLOBAL FULFILLMENT
SERVICES, INC.

By:
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Title:
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LEVI STRAUSS GLOBAL OPERATIONS, INC.

By:
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Title:
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LEVI STRAUSS INTERNATIONAL

By:
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Title:
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LEVI STRAUSS LATIN AMERICA, INC.

By:
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Title:
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LEVI'S ONLY STORES, INC.

By:
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Title:
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NF INDUSTRIES, INC.

By:
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Title:
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